Supplement to the currently effective Statement of Additional Information for the listed Fund:

DWS Dreman High Return Equity Fund

--------------------------------------------------------------------------------

Effective October 1, 2007, the following information replaces the current subadvisory fee rate information for DWS Dreman High Return Equity Fund found in the "Management of the Funds" section of the Fund's Statements of Additional Information for Classes A, B, C, R, S and Institutional Class:


Effective October 1, 2007, pursuant to an amendment to the Fund's Sub-Advisory Agreement approved by the Fund's Board of Trustees, the Advisor pays Dreman Value Management, L.L.C. ("DVM") for its services a subadvisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The subadvisory fee is paid by the Advisor not the Fund. Therefore, the increase in the subadvisory fee rate does not affect the advisory fee paid by the Fund to the Advisor.

Prior to October 1, 2007, the Advisor paid DVM for its services a subadvisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                          Annual Rate
------------------------                          -----------

$0 - $250 million                                    0.240%
Over $250 million - $1 billion                       0.230%
Over $1 billion - $2.5 billion                       0.224%
Over $2.5 billion - $5 billion                       0.218%
Over $5 billion - $7.5 billion                       0.208%
Over $7.5 billion - $10 billion                      0.205%
Over $10 billion - $12.5 billion                     0.202%
Over $12.5 billion                                   0.198%



               Please Retain this Supplement for Future Reference


October 1, 2007